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                               LOOMIS SAYLES FUNDS
                                  EQUITY FUNDS

        SUPPLEMENT DATED NOVEMBER 29, 1999 TO THE LOOMIS SAYLES FUNDS
          EQUITY FUNDS PROSPECTUSES (INSTITUTIONAL AND RETAIL CLASS)
                            DATED JANUARY 1, 1999


    The Loomis Sayles International Equity Fund may invest in securities of closed-end investment companies, to the extent permitted by the Investment Company Act of 1940.

    A closed-end investment company is a fund that does not redeem its shares on a daily basis. As a result, an investment in a closed-end investment company may be less liquid than an investment that can be sold any time a Fund holding such an investment decides to sell. Since the value of a closed-end investment company is based on the value of the individual securities it holds, a closed-end investment company's value will fall if the value of its underlying securities declines. As a shareholder in a closed-end investment company, the Fund will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to the investment company's advisory and administration fees with respect to the assets so invested.